Events occurring after the reporting period	6 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events occurring after the reporting period	Events occurring after the reporting periodOn January 31, 2023, the Group resubmitted to the FDA the BLA for approval of remestemcel-L in the treatment of children with SR-aGVHD. The timing and probability of BLA approval of remestemcel-L in the treatment of children with SR-aGVHD may impact the measurement of contingent consideration, Osiris MSC products within in-process research and development and NovaQuest borrowings on the balance sheet.There were no other events that have occurred after December 31, 2022 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.